Asset Impairments and Loss on Sales of Vessels, Equipment and Other Operating Assets	12 Months Ended
Dec. 31, 2017
Property, Plant and Equipment Assets Held-for-sale Disclosure [Abstract]
Asset Impairments and Loss on Sales of Vessels, Equipment and Other Operating Assets
18. Asset Impairments and Loss on Sales of Vessels, Equipment and Other Operating Assets
a) Asset Impairments

In September 2017, the estimated future cash flows and carrying value of the asset groups for the Petrojarl Foinaven FPSO unit and Petrojarl Banff FPSO unit, each owned by Teekay Parent, changed upon the deconsolidation of Teekay Offshore. For the Petrojarl Foinaven FPSO, two shuttle tankers, which are owned by Teekay Offshore, were removed from the carrying value of the asset group and the estimated future cash flows of the asset group was changed to include the in-charter costs of these two vessels to be paid by Teekay Parent to Teekay Offshore. For the Petrojarl Banff FPSO, the carrying value of an FSO, which is owned by Teekay Offshore, was removed from the carrying value of the asset group and the estimated future cash flows of the asset group was changed to include the in-charter costs of the FSO unit to be paid by Teekay Parent to Teekay Offshore. This change in asset groups and a re-evaluation of the estimated future net cash flows of the units resulted in a write down of the carrying values of the units to their estimated fair values, which in aggregate was approximately $113.0 million and resulted in impairment charges of $205.7 million for the Petrojarl Foinaven FPSO and Petrojarl Banff FPSO, for the year ended December 31, 2017. The impairment charges are included in the Company's Teekay Parent Segment - Offshore Production. The Company has determined the discounted cash flows using the current projected time charter rates and costs, discounted at an estimated market participant rate of 10%.  For both units, the Company has included the existing contracted time charter rates and operating costs as well as projected future use on another field.  The projected future use of each of the FPSO units takes into consideration the Company’s estimated upgrade costs and projected time charter rates that could be contracted in future periods. In establishing these estimates, the Company has considered current discussions with potential customers, available information regarding field expansions and historical experience redeploying FPSO units.

Under Teekay LNG's charter contracts for the Teide Spirit and Toledo Spirit Suezmax tankers, the charterer, who is also the owner of the vessels, has the option to cancel the charter contracts 13 years following commencement of the respective charter contracts. In August 2017, the charterer of the Teide Spirit gave formal notification to Teekay LNG of its intention to terminate its charter contract subject to certain conditions being met and third-party approvals being received. In October 2017, the charterer notified Teekay LNG that it is marketing the Teide Spirit for sale and, upon sale of the vessel, it will concurrently terminate its existing charter contract with Teekay LNG. The charterer’s cancellation option for the Toledo Spirit is first exercisable in August 2018. Given Teekay LNG's prior experience with this charterer, Teekay LNG expects it will also cancel the charter contract and sell the Toledo Spirit to a third party in 2018. Teekay LNG wrote-down the vessels to their estimated fair values based on their expected future discounted cash flows and recorded a $25.5 million write down on a combined basis of the Teide Spirit and Toledo Spirit. The write-downs are included in the Company's Teekay LNG Segment - Conventional Tankers.

In 2016, the carrying value of the Navion Marita was written down to its estimated fair value, using an appraised value, as a result of fewer opportunities to trade the vessel in the spot conventional tanker market. The Company’s consolidated statement of (loss) income for the year ended December 31, 2016, includes a $2.1 million write-down related to this vessel. The write-down is included in the Company’s Teekay Offshore Segment.

In 2016, Teekay Offshore canceled the UMS construction contracts for its two UMS newbuildings. As a result, the carrying values of these two UMS newbuildings were written down to $nil. The Company's consolidated statement of (loss) income for the year ended December 31, 2016 includes a $43.7 million write-down related to these two UMS newbuildings. The write-down is included in the Company’s Teekay Offshore Segment.

In 2015, seven of Teekay Offshore’s 1990s-built shuttle tankers were written down to their estimated fair value, using appraised values. Of the seven shuttle tankers, during the first quarter of 2015, one shuttle tanker was written down as a result of the expected sale of the vessel and the vessel was classified as held for sale on the Company’s consolidated balance sheet as at December 31, 2015. An additional shuttle tanker was written down during the first quarter of 2015 as a result of a change in the operating plan of the vessel. In the fourth quarter of 2015, the write-down of five shuttle tankers, which had an average age of 17.5 years, was the result of changes in Teekay Offshore’s expectations of their future opportunities, primarily due to their advanced age. The Company’s consolidated statements of (loss) income for the year ended December 31, 2015, includes total write-downs of $66.7 million related to these seven shuttle tankers. The write-downs are included in the Company’s Teekay Offshore Segment.

b) Loss on Sales of Vessels, Equipment and Other Operating Assets

The Company's sale of vessels generally consists of those vessels approaching the end of their useful lives as well as other vessels it strategically sells to reduce exposure to a certain vessel class.

The following table shows the net (loss) gain on sale of vessels, equipment and other operating assets for the years ended December 31, 2017, 2016, and 2015:

			Net (Loss) Gain on Sales of Vessels, Equipment and Other Operating Assets
			Year Ended December 31,
Segment	Asset Type	Completion of Sale Date	2017 $	2016 $	2015 $
Teekay Offshore Segment	FSO unit	Oct-2017	—	(983)	—
Teekay Offshore Segment	2 Shuttle Tankers	Mar-2015/Nov-2016	—	6,817	1,643
Teekay Offshore Segment	2 Conventional Tankers	Mar-2016	—	65	(3,897)
Teekay LNG Segment - Conventional Tankers	2 Suezmaxes	(1)	(25,100)	—	—
Teekay LNG Segment - Conventional Tankers	Suezmax	Mar-2017	—	(11,537)	—
Teekay LNG Segment - Conventional Tankers	2 Suezmaxes	Apr/May-2016	—	(27,439)	—
Teekay Tankers Segment - Conventional Tankers	3 Aframaxes	June/Sept/Nov-2017	(11,158)
Teekay Tankers Segment - Conventional Tankers	2 Suezmaxes	Jan/Mar-2017	(1,797)	(6,276)	—
Teekay Tankers Segment - Conventional Tankers	2 MR Tankers	Aug/Nov-2016	—	(14,650)	—
Teekay Parent Segment - Conventional Tankers	VLCC	Oct-2016	—	(12,495)	—
Other			(29)	48	(177)
Total			(38,084)	(66,450)	(2,431)

(1)	Teekay LNG has commenced marketing these vessels for sale and the vessels are classified as held for sale at December 31, 2017.

See Note 2 — Segment Reporting for the asset impairments, loss on sales of vessels, equipment and other operating assets and write-down of equity investment, by segment for 2017, 2016 and 2015.